UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2012
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ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50298 (Commission File Number)	98-0376008 (IRS Employer Identification No.)

Hi-Tech Park 2/5 Givat Ram
PO Box 39098
Jerusalem, Israel 91390
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-566-0001

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

From November 9, 2012 through November 29, 2012, Oramed Pharmaceuticals Inc. (the "Company"), entered into several Securities Purchase Agreements with a number of investors, pursuant to which the Company agreed to sell to the investors an aggregate of 1,702,722 units at a purchase price of $0.37 per unit for a total consideration of $630,007. Each unit consists of one share of common stock and a five-year warrant to purchase 0.50 of a share of common stock at an exercise price of $0.50 per share. The Company will pay cash consideration of $1,500 as a finder's fee in connection with the private placement.  The investors were granted customary registration rights with respect to resales of shares, including the shares underlying the warrants.

In addition, on November 29, 2012, the Company and Regals Fund LP ("Regals") entered into a letter agreement (the "Agreement") in connection with (i) the Warrant dated March 11, 2012 (as amended by Amendment No. 1 thereto dated as of August 28, 2012, and Amendment No. 2 thereto dated as of November 13, 2012) to purchase up to 3,485,500 shares of common stock of the Company, (ii) the Warrant dated August 28, 2012, to purchase up to 1,351,352 shares of common stock of the Company and (iii) the Warrant dated November 5, 2012, to purchase up to 202,703 shares of common stock of the Company (together, the "Warrants") issued by the Company to Regals. Pursuant to the Agreement, the Company and Regals agreed to amend the Warrants (and to prepare and execute amendments (the "Amendments") to each of the Warrants setting forth such terms as soon as reasonably practicable) to provide that Section 3(e) ("Anti-dilution Adjustments") of each of the Warrants shall be deleted in its entirety. In addition, as to the Warrants dated as of August 28, 2012 and November 5, 2012, the parties agreed that the Exercise Price (as such term is defined in Section 2(b) of each of the Warrants) shall be reduced to $0.3138, subject to adjustment as provided under each of the respective Warrants. Finally, as a condition to and simultaneous with the execution and delivery of the Amendments, the parties agreed that the Company shall issue to Regals a Common Stock Purchase Warrant pursuant to which, among other things, Regals shall have the right to purchase up to 1,647,722 shares of the common stock of the Company over a period of four years at an exercise price of $0.60 per share. Each of the Amendments, dated as of November 29, 2012, was signed by the parties.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above, which is incorporated herein by reference.  On November 29, 2012, the Company consummated the issuances of all of the units described in Item 1.01 above for the total consideration of $630,007. Each of the issuances of the units was not registered under the Securities Act of 1933, as amended, because it constituted a private placement to an “accredited investor” as defined in Rule 501(a) of Regulation D and was exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

Dated: December 4, 2012	By:	/s/ Nadav Kidron
Nadav Kidron
President, CEO and Director